NUVEEN SYMPHONY LARGE-CAP GROWTH FUND

NUVEEN SYMPHONY LARGE-CAP VALUE FUND

NUVEEN SYMPHONY MID-CAP CORE FUND

NUVEEN SYMPHONY SMALL-MID CAP CORE FUND

NUVEEN SYMPHONY OPTIMIZED ALPHA FUND

SUPPLEMENT DATED MARCH 1, 2010

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009

Effective March 1, 2010, Rick Brandt became a portfolio manager of each fund. There have been no changes in the funds’ investment objectives or policies.

The section in each fund’s summary prospectus entitled “Management—Portfolio Manager” is hereby replaced in its entirety with the following:

Portfolio Managers

David Wang and Rick Brandt serve as the portfolio managers of the fund. Mr. Wang, Director of Equity Strategies at Symphony, has managed the fund since its inception. Mr. Brandt, Portfolio Manager at Symphony, has managed the fund since March 2010.

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SYMPH-0310P